              [LETTERHEAD OF FOSTER WHEELER REALTY SERVICES, INC.]

                                                                    Exhibit 10.6

                               As of July 14, 2003

Energy (NJ) QRS 15-10, Inc.
c/o W.P. Carey & Co. LLC
50 Rockefeller Plaza, 2nd Floor
New York, New York 10020
Attention: Director, Asset Management

         Re:      Amendment No. 3
                  Perryville I, Clinton, New Jersey

Dear Director:

         Reference is made to that certain Lease Agreement (the "Lease") dated
August 16, 2002, between Energy (NJ) QRS 15-10, Inc., as Landlord, and Foster
Wheeler Realty Services, Inc., as Tenant, for the above-referenced building (the
"Building").

         Pursuant to Exhibit E of the Lease, we hereby deliver a copy of
Amendment No. 3 to Credit Agreement, dated as of July 14, 2003 ("the
Amendment"), and, by so doing, modify the covenants and agreements set forth at
Exhibit E consistent with the Amendment. Upon our receipt of your countersignature, we will promptly arrange to have the Landlord's Consideration in the amount of $350,000 (calculated as shown on Exhibit A hereto) released to you.

         As of the date hereof, no Event of Default under the Lease has occurred and is continuing.

         Unless otherwise defined herein, each capitalized term herein shall be deemed to have the meaning assigned to it in the Lease.

         Please indicate your acknowledgement and acceptance of the foregoing by countersigning and returning a copy of this letter to us. If you require additional information, please contact the undersigned.

                                    Very truly yours,

                                    FOSTER WHEELER REALTY SERVICES, INC.

                                    By: /s/Steven I. Weinstein
                                      ---------------------------------
                                      Name:  Steven I. Weinstein
                                      Title: President

We hereby acknowledge and accept the foregoing:

ENERGY (NJ) QRS 15-10, INC.

By:  /s/Tom Lewis
   ---------------------------------
Dated:  July 24, 2003

As of July 14, 2003

cc:      Reed Smith LLP
         2500 One Liberty Place
         Philadelphia, Pennsylvania 19103
         Attention: Chairman, Real Estate Department

         Wollf & Samson, P.A.
         5 Becker Farm Road
         Roseland, New Jersey 07068
         Attention: Jeffrey M. Gussoff, Esq.

As of July 14, 2003

                                    EXHIBIT A

    Rent Base                                              $44,900,000.00
    Amendment Fee @ .009366                      = .009366*$44,900,000.00
    Gross Fee (before cap)                                    $420,533.00
    Cap per Exh. E, Sec. 3(x)                                 $350,000.00
    Landlord's Consideration                                  $350,000.00